UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23468

American Funds Global Insight Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Gregory F. Niland

American Funds Global Insight Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Global Insight FundSM Annual report for the year ended October 31, 2021

Pursue a prudent
growth approach
on a global stage

American Funds Global Insight Fund seeks to provide you with prudent growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-3 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-3 shares*	20.84%	13.58%	12.52%
Class A shares (reflecting 5.75% maximum sales charge)	13.49	11.86	11.48

*	The fund was organized for the purpose of effecting the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.47% for Class F-3 shares and 0.86% for Class A shares as of the prospectus dated January 1, 2022 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund began investment operations on April 1, 2011, but was only available to a limited number of investors. Now available on the American Funds platform, the reorganized fund has adopted the results and financial history of the original fund.

The investment adviser is currently reimbursing a portion of other expenses. Net expense ratios reflect the reimbursement, without which they would have been lower. The reimbursement will be in effect through at least January 1, 2023. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Please see the fund’s most recent prospectus for details.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

10	Financial statements

31	Board of trustees and other officers

Fellow investors:

The American Funds Global Insight Fund generated strong results for the 12-month period ended October 31, 2021, returning 31.0%. In comparison, the fund’s primary benchmark, the unmanaged MSCI World Index, returned 40.4%.

Market review

During the period, equities rallied around the globe. Economic activity rebounded on the back of ongoing government stimulus measures alongside the rollout of COVID-19 vaccines, which spurred growing investor optimism. The energy and financials sectors led the way for the majority of the period alongside gains in information technology and real estate in later quarters.

Cyclical equities which had been depressed for much of 2020 following the initial downturn during the COVID-19 lockdown rebounded strongly throughout much of the reporting year. For the 12-month period, U.S. equities as represented by the Standard & Poor’s 500 Index (S&P 500), a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose nearly 43.0%.

Abroad, European stocks outpaced equities in Japan. French stocks rose 47.3% and U.K. stocks increased 43.7% while Japanese stocks rose 19.9%. In the 19-member eurozone, gross domestic product grew by 2.2% in the July-to-September period based on preliminary data, following growth of 2.1% in the April-to-June period.

Strong gains among information technology companies were driven by the continued work-from-home arrangement and demand for cloud-based computer applications. Semiconductor-related companies were bolstered by ongoing demand for processors and sensors used in a wide-range of products, which led to shortages and delays for certain types of chips, particularly those used in automobiles.

The growth in demand for key goods, high energy costs and supply chain issues drove significant increases in inflation across most developed regions. In October, Eurozone inflation rose to a new 13-year high of 4.1%, while inflation in the U.S. surged to 6.2%, raising questions

Results at a glance

(for periods ended October 31, 2021, with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/1/11)

American Funds Global Insight Fund[1] (Class F-3 shares)	31.03%	15.27%	11.91%	10.32%
American Funds Global Insight Fund (Class A shares)[2]	30.57	14.87	11.52	9.94
MSCI World Index[3]	40.42	15.45	12.19	10.61

[1]	The fund was organized for the purpose of effecting the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into a new Delaware statutory trust on November 8, 2019. In connection with the reorganization, former shareholders of the predecessor fund received Class F-3 shares of the fund. The performance of Class F-3 shares of the fund includes the performance of the predecessor fund prior to the reorganization. The inception date shown in the table for Class F-3 shares is that of the predecessor fund.
[2]	Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed market country indexes, including the United States. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: MSCI.

American Funds Global Insight Fund	1

about the direction of monetary policy. The European Central Bank has signaled it plans to keep its key lending rate at minus 0.5% but intends to wind down its pandemic emergency bond buying program in March 2022. In the U.S., many believe that the Federal Reserve will begin raising interest rates as early as summer 2022 due to the significant pick-up in inflation; however, the belief still holds that short-term inflation will cool as supply chain issues abate.

Inside the portfolio

The fund trailed its benchmark, the MSCI World Index, largely due to stock selection in the information technology, materials, real estate and consumer and discretionary sectors.

The fund is heavily weighted in the information technology sector, particularly in the semiconductor and semiconductor manufacturing space, which helped drive returns for the majority of the period, driven by the ongoing high demand and supply chain disruption. ASML was both the fund’s top contributor and one of its largest holdings as of the end of October. A Netherlands-based firm that makes high-tech machines used in semiconductor manufacturing, ASML is the only company able to offer machines that can make the smallest and most sophisticated chips on the market today. As of September 30, the firm reported increased profit and sales throughout 2021, even beating analyst estimates for third quarter results; however, the sector overall was generally a detractor for the fund for the 12-month period.

The fund’s underweight to the soaring returns seen in the energy sector drove the industry to be relative detractors for the period. Similarly, the financials sector started to experience a significant upswing, but stock selection held the fund’s results back on a relative basis. The utilities sector, though a small portion of the portfolio, was the top contributor for the 12-month period, but stock selection in the sector weighed on the portfolio in the August-to-October timeframe.

Looking ahead

The fund seeks to provide prudent growth of capital and conservation of principal. A global strategy, the fund invests in companies that are predominantly based in developed markets. It seeks to provide a smoother return profile over a full market cycle, targeting less volatility and lower downside capture than the market by focusing on companies with characteristics associated with long-term growth and resilience to market declines, including strong balance sheets and dividend payments.

The International Monetary Fund’s October report indicates that global growth expectations for 2021 are still on track with a recent change from July’s 6.0% to 5.9%. This revision takes into account supply disruptions in advanced economies and worsening pandemic dynamics in low-income developing countries. However, near-term prospects have strengthened for commodity-exporting emerging markets and developing economies. Ongoing concerns around the spread of the COVID-19 Delta variant as well as the threat of new variants have increased uncertainty around how soon the pandemic may be overcome, and policy choices have left limited room to maneuver.

Growth is expected to moderate in 2022 as the balance of risks for growth is tilted to the downside, largely due to concerns that more aggressive variants of COVID-19 could appear before widespread vaccination levels are achieved. Inflation concerns are skewed to the upside and depend on whether supply-demand mismatches persist, particularly if the supply chain is worse off than currently anticipated.

As always, we thank you for the trust you have placed in us and for your continued investment in the fund, and we look forward to reporting to you again in six months.

Cordially,

William L. Robbins
Senior Vice President

December 10, 2021

For current information about the fund, visit capitalgroup.com

2	American Funds Global Insight Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period April 1, 2011, to October 31, 2021, with all distributions reinvested)

Fund results shown are for Class F-3 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	Includes reinvested dividends and capital gain distributions.
[2]	Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment; thus, the net amount invested was $9,425. Class A shares were first offered on November 8, 2019. Class A share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of developed markets. The index consists of more than 20 developed market country indexes, including the United States. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. Source: MSCI.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2021)

	1 year	5 years	10 years

Class F-3 shares	31.03%	15.27%	11.91%
Class A shares*	23.06	13.51	10.86

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

American Funds Global Insight Fund	3

Investment portfolio October 31, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	48.67%
Eurozone*	18.91
United Kingdom	4.98
Japan	4.22
Switzerland	3.76
Denmark	3.57
Hong Kong	2.12
Taiwan	1.96
China	1.08
Other countries	4.91
Short-term securities & other assets less liabilities	5.82
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 93.40%	Shares	Value (000)
Information technology 21.31%
ASML Holding NV1	256,620	$209,066
Microsoft Corp.	596,654	197,862
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,524,553	173,342
Broadcom, Inc.	318,174	169,164
Apple, Inc.	898,469	134,591
Visa, Inc., Class A	545,316	115,482
KLA Corp.	228,499	85,175
Keyence Corp.[1]	138,860	83,734
SAP SE1	531,186	76,931
Fidelity National Information Services, Inc.	616,744	68,298
GoDaddy, Inc., Class A2	787,099	54,444
EVERTEC, Inc.	1,053,019	47,607
Hamamatsu Photonics KK1	707,400	41,938
VeriSign, Inc.[2]	177,928	39,619
Trimble, Inc.[2]	419,279	36,632
Adobe, Inc.[2]	52,917	34,415
Kulicke and Soffa Industries, Inc.	486,455	27,728
MKS Instruments, Inc.	168,005	25,209
Intel Corp.	504,313	24,711
Euronet Worldwide, Inc.[2]	202,163	22,681
Texas Instruments, Inc.	117,039	21,942
Wolfspeed, Inc.[2]	174,115	20,913
ServiceNow, Inc.[2]	29,132	20,327
Analog Devices, Inc.	106,059	18,400
Jack Henry & Associates, Inc.	109,639	18,253
Lam Research Corp.	28,412	16,012
OBIC Co., Ltd.[1]	83,700	15,442
Tokyo Electron, Ltd.[1]	31,100	14,499
Mastercard, Inc., Class A	42,649	14,310
STMicroelectronics NV1	236,904	11,238
Nice, Ltd. (ADR)	38,936	11,020
Lightspeed Commerce, Inc. SV, subordinate voting shares (CAD denominated)[2]	110,000	10,722
NetApp, Inc.	117,528	10,495
Dye & Durham, Ltd.	223,612	6,842
Global Payments, Inc.	36,066	5,157
Fujitsu Ltd.[1]	15,600	2,692
		1,886,893

4	American Funds Global Insight Fund

Common stocks (continued)	Shares	Value (000)
Financials 14.65%
AIA Group, Ltd.[1]	11,120,600	$125,672
JPMorgan Chase & Co.	610,707	103,753
Aon PLC, Class A	322,415	103,147
Intercontinental Exchange, Inc.	577,926	80,020
Moody’s Corp.	183,850	74,303
Citizens Financial Group, Inc.	1,454,024	68,892
DNB Bank ASA[1,3]	2,695,712	64,236
London Stock Exchange Group PLC[1]	633,247	61,560
Discover Financial Services	503,671	57,076
Marsh & McLennan Companies, Inc.	332,417	55,447
UBS Group AG1	2,923,705	53,332
Intesa Sanpaolo SpA[1]	16,966,336	48,333
DBS Group Holdings, Ltd.[1]	2,040,196	47,542
First Republic Bank	218,315	47,228
MSCI, Inc.	62,203	41,357
S&P Global, Inc.	85,194	40,396
CME Group, Inc., Class A	158,039	34,855
HDFC Bank, Ltd. (ADR)	467,624	33,627
Banco Bilbao Vizcaya Argentaria, SA1	4,200,938	29,474
State Street Corp.	293,056	28,881
BNP Paribas SA1	317,704	21,313
Truist Financial Corp.	309,391	19,637
Western Alliance Bancorporation	168,079	19,512
Nasdaq, Inc.	91,755	19,257
Hong Kong Exchanges and Clearing, Ltd.[1]	249,600	15,148
Chubb, Ltd.	16,270	3,179
		1,297,177

Health care 12.32%
Novo Nordisk A/S, Class B1	1,352,330	148,746
UnitedHealth Group, Inc.	314,409	144,776
AstraZeneca PLC[1]	1,096,388	136,801
Abbott Laboratories	759,378	97,876
Koninklijke Philips NV (EUR denominated)[1]	1,089,532	51,337
Koninklijke Philips NV	410,579	19,400
Danaher Corp.	201,623	62,860
Seagen, Inc.[2]	316,285	55,771
Eli Lilly and Company	191,686	48,834
Genmab A/S1,2	97,430	43,861
Grifols, SA, Class A, non-registered shares[1]	1,301,800	29,804
Grifols, SA, Class B (ADR)	715,968	9,386
Edwards Lifesciences Corp.[2]	324,203	38,846
Gilead Sciences, Inc.	585,869	38,011
BeiGene, Ltd. (ADR)[2]	100,787	36,053
Zimmer Biomet Holdings, Inc.	200,664	28,719
Anthem, Inc.	57,513	25,026
Johnson & Johnson	143,513	23,375
Merck & Co., Inc.	201,291	17,724
Shionogi & Co., Ltd.[1]	233,900	15,229
Straumann Holding AG1	4,730	9,847
Vertex Pharmaceuticals, Inc.[2]	46,016	8,510
		1,090,792

Consumer discretionary 11.14%
Industria de Diseño Textil, SA1	2,848,484	102,992
Kering SA1	131,587	98,725
Hilton Worldwide Holdings, Inc.[2]	650,615	93,656
EssilorLuxottica[1]	427,427	88,469
Cie. Financière Richemont SA, Class A1	614,220	76,158
B&M European Value Retail SA1	8,113,596	70,366
Royal Caribbean Cruises, Ltd.[2]	796,426	67,242
Amazon.com, Inc.[2]	18,267	61,604
adidas AG1	158,089	51,774
Hermès International[1]	25,644	40,729
Flutter Entertainment PLC[1,2]	184,329	34,890

American Funds Global Insight Fund	5

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
LVMH Moët Hennessy-Louis Vuitton SE1	43,093	$33,784
YUM! Brands, Inc.	269,510	33,673
Dollar General Corp.	136,552	30,249
Lowe’s Companies, Inc.	106,471	24,895
Newell Brands, Inc.	931,907	21,331
VF Corp.	259,690	18,926
NIKE, Inc., Class B	77,703	12,999
Nitori Holdings Co., Ltd.[1]	60,900	11,175
TJX Companies, Inc.	167,890	10,995
MercadoLibre, Inc.[2]	1,080	1,600
		986,232

Industrials 9.67%
Safran SA1	855,022	114,966
ABB, Ltd.[1]	2,437,747	80,861
Honeywell International, Inc.	327,539	71,607
Airbus SE, non-registered shares[1,2]	516,032	66,159
AMETEK, Inc.	440,993	58,387
Northrop Grumman Corp.	155,971	55,716
SMC Corp.[1]	88,000	52,631
Norfolk Southern Corp.	173,921	50,967
Ryanair Holdings PLC (ADR)[2]	434,285	49,296
Carrier Global Corp.	740,854	38,695
CSX Corp.	860,016	31,107
HEICO Corp., Class A	142,523	17,913
HEICO Corp.	82,698	11,527
Epiroc AB, Class A1	987,300	24,528
DSV A/S1	92,391	21,480
TransDigm Group, Inc.[2]	28,745	17,932
Jardine Matheson Holdings, Ltd.[1]	293,500	17,013
BWX Technologies, Inc.	294,361	16,702
Dun & Bradstreet Holdings, Inc.[2]	807,641	15,216
ITT, Inc.	146,593	13,790
DKSH Holding AG1	151,538	12,158
RELX PLC[1]	389,659	12,059
MTU Aero Engines AG1	21,847	4,858
		855,568

Consumer staples 7.74%
Philip Morris International, Inc.	985,206	93,141
Carlsberg A/S, Class B1	538,158	88,944
Nestlé SA1	616,559	81,442
L’Oréal SA, non-registered shares[1]	155,070	70,912
Danone SA1	1,042,434	67,993
Anheuser-Busch InBev SA/NV1	945,311	57,876
British American Tobacco PLC[1]	1,392,690	48,436
Costco Wholesale Corp.	96,765	47,564
Reckitt Benckiser Group PLC[1]	558,066	45,266
Diageo PLC[1]	564,041	28,080
Shiseido Company, Ltd.[1]	352,400	23,474
Unilever PLC (GBP denominated)[1]	401,507	21,487
General Mills, Inc.	164,000	10,135
		684,750

Communication services 7.13%
Alphabet, Inc., Class A2	21,462	63,547
Alphabet, Inc., Class C2	21,018	62,327
Comcast Corp., Class A	1,560,342	80,248
Activision Blizzard, Inc.	952,801	74,500
América Móvil, SAB de CV, Series L (ADR)	3,523,061	62,640
Tencent Holdings, Ltd.[1]	959,200	59,553
Netflix, Inc.[2]	78,513	54,198
Meta Platforms, Inc., Class A2	144,729	46,830
Koninklijke KPN NV1	13,801,236	41,275

6	American Funds Global Insight Fund

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
Charter Communications, Inc., Class A2	52,949	$35,735
Electronic Arts, Inc.	238,583	33,461
Cable One, Inc.	9,873	16,895
		631,209

Materials 2.92%
Shin-Etsu Chemical Co., Ltd.[1]	350,500	62,491
Vale SA, ordinary nominative shares (ADR)	4,230,222	53,851
Asahi Kasei Corp.[1]	4,769,900	50,229
Air Liquide SA, non-registered shares[1]	198,846	33,238
Givaudan SA1	3,997	18,834
Air Products and Chemicals, Inc.	61,505	18,440
Rio Tinto PLC[1]	272,926	17,006
Barrick Gold Corp.	212,553	3,905
		257,994

Energy 2.69%
Chevron Corp.	650,206	74,442
TC Energy Corp. (CAD denominated)	878,068	47,501
TotalEnergies SE1	920,408	46,148
EOG Resources, Inc.	409,307	37,845
ConocoPhillips	436,844	32,540
		238,476

Utilities 2.59%
Enel SpA[1]	8,792,690	73,652
Engie SA1	4,165,099	59,267
AES Corp.	1,516,111	38,100
Exelon Corp.	438,280	23,312
Ørsted AS1	94,951	13,411
Sempra Energy	87,111	11,118
Iberdrola SA, non-registered shares[1]	851,805	10,079
		228,939

Real estate 1.24%
Equinix, Inc. REIT	41,031	34,346
Link Real Estate Investment Trust REIT[1]	3,319,178	29,519
Crown Castle International Corp. REIT	148,155	26,712
Altus Group, Ltd.	370,000	19,406
		109,983

Total common stocks (cost: $7,404,358,000)		8,268,013

Preferred securities 0.78%
Information technology 0.55%
Samsung Electronics Co., Ltd., preferred shares (GDR)[1]	35,213	48,501

Health care 0.23%
Sartorius AG, nonvoting non-registered preferred shares[1]	31,982	20,754

Total preferred securities (cost: $71,525,000)		69,255

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	182,846	132

Total rights & warrants (cost: $0)		132

American Funds Global Insight Fund	7

Short-term securities 6.17%	Shares	Value (000)
Money market investments 1.74%
Capital Group Central Cash Fund 0.06%[4,5]	1,545,251	$154,525

Money market investments purchased with collateral from securities on loan 0.70%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,6]	23,782,876	23,783
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[4,6]	21,028,855	21,029
Capital Group Central Cash Fund 0.06%[4,5,6]	170,771	17,077
		61,889

	Weighted average yield at acquisition	Principal amount (000)
Commercial paper 3.73%
Canadian Imperial Bank of Commerce due 11/12/2021[7]	0.048%	$205,000	204,995
DNB Bank ASA due 11/2/2021[7]	0.057	125,000	124,999
			329,994

Total short-term securities (cost: $546,405,000)			546,408
Total investment securities 100.35% (cost: $8,022,288,000)			8,883,808
Other assets less liabilities (0.35)%			(30,996)

Net assets 100.00%			$8,852,812

Investments in affiliates5

	Value of affiliates at 11/1/2020 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 10/31/2021 (000)	Dividend income (000)
Short-term securities 1.93%
Money market investments 1.74%
Capital Group Central Cash Fund 0.06%[4]	$41,437	$6,995,654		$6,882,574	$10	$(2)	$154,525	$212
Money market investments purchased with collateral from securities on loan 0.19%
Capital Group Central Cash Fund 0.06%[4,6]	—	17,077	[8]				17,077	—	[9]
Total short-term securities							171,602
Total 1.93%					$10	$(2)	$171,602	$212

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $3,491,417,000, which represented 39.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $65,525,000, which represented .74% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Rate represents the seven-day yield at 10/31/2021.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $329,994,000, which represented 3.73% of the net assets of the fund.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

8	American Funds Global Insight Fund

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

See notes to financial statements.

American Funds Global Insight Fund	9

Financial statements

Statement of assets and liabilities at October 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $65,525 of investment securities on loan):
Unaffiliated issuers (cost: $7,850,691)	$8,712,206
Affiliated issuers (cost: $171,597)	171,602	$8,883,808
Cash		49
Cash denominated in currencies other than U.S. dollars (cost: $502)		502
Cash collateral received for securities on loan		6,877
Receivables for:
Sales of investments	20,657
Sales of fund’s shares	4,518
Dividends	12,063
Securities lending income	230	37,468
		8,928,704
Liabilities:
Collateral for securities on loan		68,766
Payables for:
Purchases of investments	1,626
Repurchases of fund’s shares	640
Investment advisory services	3,111
Services provided by related parties	417
Trustees’ deferred compensation	34
Non-U.S. taxes	1,181
Other	117	7,126
Net assets at October 31, 2021		$8,852,812

Net assets consist of:
Capital paid in on shares of beneficial interest		$7,939,879
Total distributable earnings		912,933
Net assets at October 31, 2021		$8,852,812

See notes to financial statements.

10	American Funds Global Insight Fund

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2021 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (405,222 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$99,458	4,574	$21.74
Class C	6,430	299	21.52
Class T	13	1	21.83
Class F-1	3,878	178	21.75
Class F-2	97,711	4,476	21.83
Class F-3	1,248,932	57,147	21.85
Class 529-A	6,988	321	21.76
Class 529-C	919	43	21.53
Class 529-E	129	6	21.70
Class 529-T	13	1	21.82
Class 529-F-1	14	1	21.82
Class 529-F-2	2,337	107	21.77
Class 529-F-3	13	1	21.76
Class R-1	16	1	21.77
Class R-2	270	12	21.64
Class R-2E	91	4	21.74
Class R-3	486	22	21.71
Class R-4	822	38	21.79
Class R-5E	258	12	21.83
Class R-5	69	3	21.85
Class R-6	7,383,965	337,975	21.85

See notes to financial statements.

American Funds Global Insight Fund	11

Financial statements (continued)

Statement of operations
for the year ended October 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,799; also includes $212 from affiliates)	$88,402
Securities lending income (net of fees)	454
Interest	8	$88,864
Fees and expenses*:
Investment advisory services	23,888
Distribution services	284
Transfer agent services	264
Administrative services	1,496
Reports to shareholders	26
Registration statement and prospectus	241
Trustees’ compensation	79
Auditing and legal	70
Custodian	265
Other	186
Total fees and expenses before waivers/reimbursements	26,799
Less waivers/reimbursements of fees and expenses:
Investment advisory services waiver	2,141
Transfer agent services reimbursements	— †
Total fees and expenses after waivers/reimbursements		24,658
Net investment income		64,206

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(6,149)
Affiliated issuers	10
Currency transactions	(947)	(7,086)
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	612,678
Affiliated issuers	(2)
Currency translations	(70)	612,606
Net realized loss and unrealized appreciation		605,520

Net increase in net assets resulting from operations		$669,726

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

12	American Funds Global Insight Fund

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2021	2020
Operations:
Net investment income	$64,206	$8,506
Net realized loss	(7,086)	(1,785)
Net unrealized appreciation	612,606	34,143
Net increase in net assets resulting from operations	669,726	40,864

Distributions paid to shareholders	(8,133)	(20,860)

Net capital share transactions	7,309,104	160,568

Total increase in net assets	7,970,697	180,572

Net assets:
Beginning of year	882,115	701,543
End of year	$8,852,812	$882,115

See notes to financial statements.

American Funds Global Insight Fund	13

Notes to financial statements

1. Organization

American Funds Global Insight Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. On September 16, 2019, the fund’s board approved the reorganization of Capital Group Global Equity Fund (the “predecessor fund”) into American Funds Global Insight Fund, a new Delaware statutory trust. On November 8, 2019, the fund acquired the assets and assumed the liabilities of the predecessor fund through which the legacy share class (“Class M”) of the predecessor fund was closed and all existing shares were converted to Class F-3 shares. The fund’s fiscal year ends on October 31. The fund seeks to provide prudent growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	American Funds Global Insight Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

American Funds Global Insight Fund	15

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,431,353	$455,540	$—	$1,886,893
Financials	830,567	466,610	—	1,297,177
Health care	655,167	435,625	—	1,090,792
Consumer discretionary	377,170	609,062	—	986,232
Industrials	448,855	406,713	—	855,568
Consumer staples	150,840	533,910	—	684,750
Communication services	530,381	100,828	—	631,209
Materials	76,196	181,798	—	257,994
Energy	192,328	46,148	—	238,476
Utilities	72,530	156,409	—	228,939
Real estate	80,464	29,519	—	109,983
Preferred securities	—	69,255	—	69,255
Rights & warrants	132	—	—	132
Short-term securities	216,414	329,994	—	546,408
Total	$5,062,397	$3,821,411	$—	$8,883,808

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in

16	American Funds Global Insight Fund

response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2021, the total value of securities on loan was $65,525,000, and the total value of collateral received was $68,766,000. Collateral received includes cash of $68,765,000 and U.S. government securities of $1,000. Investment securities purchased from cash

American Funds Global Insight Fund	17

collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Collateral — The fund receives highly liquid assets, such as cash or U.S. government securities, as collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event the borrower cannot meet its contractual obligation. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; cost of investments sold and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2021, the fund reclassified $333,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$63,413
Capital loss carryforward[1]	(11,607)
Gross unrealized appreciation on investments	1,074,848
Gross unrealized depreciation on investments	(213,634)
Net unrealized appreciation on investments	861,214
Cost of investments	8,022,594

[1]	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

18	American Funds Global Insight Fund

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2021					Year ended October 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A2	$279		$—	$279		$—	[3]	$—	[3]	$—	[3]
Class C2	11		—	11		—	[3]	—	[3]	—	[3]
Class T2	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1[2]	8		—	8		—	[3]	—	[3]	—	[3]
Class F-2[2]	369		—	369		—	[3]	—	[3]	—	[3]
Class F-3[4]	7,442		—	7,442		11,339		9,517		20,856
Class 529-A2	12		—	12		—	[3]	1		1
Class 529-C2	1		—	1		—	[3]	1		1
Class 529-E2	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-T2	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-1[2]	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-2[5]	5		—	5		—		—		—
Class 529-F-3[5]	—	[3]	—	—	[3]	—		—		—
Class R-1[2]	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-2[2]	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-2E2	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-3[2]	1		—	1		—	[3]	—	[3]	—	[3]
Class R-4[2]	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-5E2	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-5[2]	1		—	1		1		—	[3]	1
Class R-6[2]	4		—	4		1		—	[3]	1
Total	$8,133		$—	$8,133		$11,341		$9,519		$20,860

[2]	This share class began investment operations on November 8, 2019.
[3]	Amount less than one thousand.
[4]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[5]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.520% of daily net assets. On June 7, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective August 1, 2021, decreasing the annual rate to 0.430%, 0.410%, 0.400% and 0.395% on daily net assets in excess of $1.5 billion, $2.5 billion, $4.0 billion and $6.5 billion, respectively. CRMC waived investment advisory services fees of $2,141,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $23,888,000, which were equivalent to an annualized rate of 0.479% of average daily net assets, were reduced to $21,747,000, which were equivalent to an annualized rate of 0.436% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

American Funds Global Insight Fund	19

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2021, unreimbursed expenses subject to reimbursement totaled $91,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for various share classes. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

20	American Funds Global Insight Fund

For the year ended October 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$213		$ 65		$ 21		Not applicable
Class C	47		4		1		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	6		3		1		Not applicable
Class F-2	Not applicable		69		22		Not applicable
Class F-3	Not applicable		109		326		Not applicable
Class 529-A	8		4		2		$3
Class 529-C	7		1		—	*	—	*
Class 529-E	—	*	—	*	—	*	—	*
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class 529-F-2	Not applicable		1		—	*	1
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	—	*	—	*	—	*	Not applicable
Class R-2	1		—	*	—	*	Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	2		—	*	—	*	Not applicable
Class R-4	—	*	—	*	—	*	Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		8		1,123		Not applicable
Total class-specific expenses	$284		$264		$1,496		$4

*	Amount less than one thousand.

Miscellaneous fee reimbursements — Expense limitations have been imposed through at least January 1, 2024, to limit the Class F-3 total annual operating expense to 0.65% as a percentage of net assets.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $79,000 in the fund’s statement of operations reflects $75,000 in current fees (either paid in cash or deferred) and a net increase of $4,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,069,871,000 and $14,280,000, respectively, which generated $4,102,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2021.

American Funds Global Insight Fund	21

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount		Shares

Year ended October 31, 2021

Class A	$57,124		2,795		$271		14		$(9,055)	(441)	$48,340		2,368
Class C	4,294		214		11		1		(866)	(42)	3,439		173
Class T	—		—		—		—		—	—	—		—
Class F-1	2,744		133		8		—	[2]	(274)	(14)	2,478		119
Class F-2	73,063		3,550		357		19		(29,476)	(1,402)	43,944		2,167
Class F-3	253,376		12,380		7,443		393		(65,275)	(3,191)	195,544		9,582
Class 529-A	5,542		269		12		1		(1,348)	(65)	4,206		205
Class 529-C	542		27		1		—	[2]	(49)	(2)	494		25
Class 529-E	109		5		—	[2]	—	[2]	(31)	(1)	78		4
Class 529-T	—		—		—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-1	—		—		—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class 529-F-2	1,645		80		5		—	[2]	(171)	(9)	1,479		71
Class 529-F-3	—		—		—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class R-1	14		1		—	[2]	—	[2]	(30)	(1)	(16)		—	[2]
Class R-2	222		11		—	[2]	—	[2]	(10)	(1)	212		10
Class R-2E	97		5		—		—		(29)	(2)	68		3
Class R-3	412		20		—	[2]	—	[2]	(40)	(2)	372		18
Class R-4	865		41		—	[2]	—	[2]	(83)	(4)	782		37
Class R-5E	237		11		—	[2]	—	[2]	(3)	— [2]	234		11
Class R-5	—	[2]	—	[2]	—	[2]	—	[2]	—	—	—	[2]	—	[2]
Class R-6	7,062,543		340,524		4		—	[2]	(55,097)	(2,576)	7,007,450		337,948
Total net increase (decrease)	$7,462,829		360,066		$8,112		428		$(161,837)	(7,753)	$7,309,104		352,741

22	American Funds Global Insight Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A3	$41,971	2,642	$—		—		$(6,813)	(436)	$35,158	2,206
Class C3	2,492	153	—		—		(451)	(27)	2,041	126
Class M4	825	49	—		—		(713,043)	(42,646)	(712,218)	(42,597)
Class T3	10	1	—		—		—	—	10	1
Class F-1[3]	1,236	75	—		—		(257)	(16)	979	59
Class F-2[3]	43,787	2,773	—		—		(7,227)	(464)	36,560	2,309
Class F-3[4]	848,239	50,993	20,683		1,235		(74,366)	(4,663)	794,556	47,565
Class 529-A3	2,177	139	—	[2]	—	[2]	(393)	(23)	1,784	116
Class 529-C3	342	20	—	[2]	—	[2]	(27)	(2)	315	18
Class 529-E3	34	2	—	[2]	—	[2]	—	—	34	2
Class 529-T3	10	1	—	[2]	—	[2]	—	—	10	1
Class 529-F-1[3]	605	37	—	[2]	—	[2]	(607)	(36)	(2)	1
Class 529-F-2[5]	607	36	—		—		—	—	607	36
Class 529-F-3[5]	10	1	—		—		—	—	10	1
Class R-1[3]	25	1	—		—		— [2]	— [2]	25	1
Class R-2[3]	40	2	—		—		— [2]	— [2]	40	2
Class R-2E3	10	1	—		—		— [2]	— [2]	10	1
Class R-3[3]	66	4	—		—		— [2]	— [2]	66	4
Class R-4[3]	19	1	—		—		(1)	— [2]	18	1
Class R-5E3	11	1	—		—		— [2]	— [2]	11	1
Class R-5[3]	53	3	—		—		—	—	53	3
Class R-6[3]	969	55	—		—		(468)	(28)	501	27
Total net increase (decrease)	$943,538	56,990	$20,683		1,235		$(803,653)	(48,341)	$160,568	9,884

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	This share class began investment operations on November 8, 2019.
[4]	Class M shares were converted to Class F-3 on November 8, 2019.
[5]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,203,742,000 and $274,109,000, respectively, during the year ended October 31, 2021.

11. Ownership concentration

At October 31, 2021, four shareholders held more than 10% of the fund’s outstanding shares. The four shareholders were American Funds 2025 Target Date Retirement Fund, American Funds 2030 Target Date Retirement Fund, American Funds 2035 Target Date Retirement Fund and American Funds 2040 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 11%, 16%, 15% and 14%, respectively. CRMC is the investment adviser to the four target date retirement funds.

American Funds Global Insight Fund	23

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2021	$16.75	$.18	$4.92	$5.10	$(.11)	$—	$(.11)	$21.74	30.57%		$100		.93%		.90%		.87%
10/31/2020[5,6]	16.72	.10	.41	.51	(.26)	(.22)	(.48)	16.75	3.08	[7]	37		.99	[8]	.99	[8]	.63	[8]
Class C:
10/31/2021	16.66	.03	4.90	4.93	(.07)	—	(.07)	21.52	29.71		6		1.63		1.60		.17
10/31/2020[5,6]	16.72	(.02)	.44	.42	(.26)	(.22)	(.48)	16.66	2.47	[7]	2		1.68	[8]	1.68	[8]	(.11)[8]
Class T:
10/31/2021	16.77	.23	4.94	5.17	(.11)	—	(.11)	21.83	30.94	[9]	—	[10]	.67	[9]	.64	[9]	1.12	[9]
10/31/2020[5,6]	16.72	.14	.39	.53	(.26)	(.22)	(.48)	16.77	3.21	[7,9]	—	[10]	.94	[8,9]	.87	[8,9]	.86	[8,9]
Class F-1:
10/31/2021	16.76	.19	4.92	5.11	(.12)	—	(.12)	21.75	30.61		4		.90		.87		.91
10/31/2020[5,6]	16.72	.11	.41	.52	(.26)	(.22)	(.48)	16.76	3.14	[7]	1		.95	[8]	.94	[8]	.68	[8]
Class F-2:
10/31/2021	16.80	.24	4.94	5.18	(.15)	—	(.15)	21.83	30.96		98		.64		.61		1.16
10/31/2020[5,6]	16.72	.15	.41	.56	(.26)	(.22)	(.48)	16.80	3.39	[7]	39		.66	[8]	.66	[8]	.90	[8]
Class F-3:
10/31/2021	16.81	.25	4.94	5.19	(.15)	—	(.15)	21.85	31.03		1,249		.56		.53		1.23
10/31/2020[11]	16.47	.18	.65	.83	(.27)	(.22)	(.49)	16.81	5.04		800		.62		.62		1.10
10/31/2019[11]	14.92	.22	2.21	2.43	(.18)	(.70)	(.88)	16.47	17.65		702		.64		.64		1.45
10/31/2018[11]	15.62	.22	(.16)	.06	(.21)	(.55)	(.76)	14.92	.25		567		.66		.65		1.38
10/31/2017[11]	12.65	.21	2.95	3.16	(.19)	—	(.19)	15.62	25.36		571		.73		.73	[12]	1.52
Class 529-A:
10/31/2021	16.75	.21	4.90	5.11	(.10)	—	(.10)	21.76	30.69		7		.83		.80		.99
10/31/2020[5,6]	16.72	.10	.41	.51	(.26)	(.22)	(.48)	16.75	3.01	[7]	2		1.05	[8]	1.05	[8]	.62	[8]

See end of table for footnotes.

24	American Funds Global Insight Fund

Financial highlights (continued)

		Income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2021	$16.66	$.03		$4.90	$4.93	$(.06)	$—	$(.06)	$21.53	29.62%		$1		1.66%		1.63%		.16%
10/31/2020[5,6]	16.72	—	[13]	.42	.42	(.26)	(.22)	(.48)	16.66	2.52	[7]	—	[10]	1.69	[8]	1.68	[8]	.01	[8]
Class 529-E:
10/31/2021	16.73	.14		4.93	5.07	(.10)	—	(.10)	21.70	30.42	[9]	—	[10]	1.07	[9]	1.04	[9]	.69	[9]
10/31/2020[5,6]	16.72	.10		.39	.49	(.26)	(.22)	(.48)	16.73	2.96	[7,9]	—	[10]	1.10	[8,9]	1.10	[8,9]	.60	[8,9]
Class 529-T:
10/31/2021	16.77	.22		4.93	5.15	(.10)	—	(.10)	21.82	30.91	[9]	—	[10]	.71	[9]	.69	[9]	1.08	[9]
10/31/2020[5,6]	16.72	.13		.40	.53	(.26)	(.22)	(.48)	16.77	3.14	[7,9]	—	[10]	.99	[8,9]	.91	[8,9]	.82	[8,9]
Class 529-F-1:
10/31/2021	16.79	.22		4.94	5.16	(.13)	—	(.13)	21.82	30.82	[9]	—	[10]	.72	[9]	.69	[9]	1.07	[9]
10/31/2020[5,6]	16.72	.15		.40	.55	(.26)	(.22)	(.48)	16.79	3.32	[7,9]	—	[10]	.76	[8,9]	.75	[8,9]	.95	[8,9]
Class 529-F-2:
10/31/2021	16.75	.23		4.93	5.16	(.14)	—	(.14)	21.77	30.91		2		.68		.65		1.13
10/31/2020[5,14]	16.75	—		—	—	—	—	—	16.75	—		1		—		—		—
Class 529-F-3:
10/31/2021	16.75	.24		4.93	5.17	(.16)	—	(.16)	21.76	30.99		—	[10]	.66		.58		1.18
10/31/2020[5,14]	16.75	—		—	—	—	—	—	16.75	—		—	[10]	—		—		—
Class R-1:
10/31/2021	16.80	.16		4.93	5.09	(.12)	—	(.12)	21.77	30.45	[9]	—	[10]	1.23	[9]	1.10	[9]	.79	[9]
10/31/2020[5,6]	16.72	.14		.42	.56	(.26)	(.22)	(.48)	16.80	3.33	[7,9]	—	[10]	1.02	[8,9]	.81	[8,9]	.85	[8,9]

See end of table for footnotes.

American Funds Global Insight Fund	25

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2021	$16.75	$.07	$4.92	$4.99	$(.10)	$—	$(.10)	$21.64	29.90%		$—	[10]	1.45%		1.43%		.36%
10/31/2020[5,6]	16.72	.06	.45	.51	(.26)	(.22)	(.48)	16.75	3.05	[7,9]	—	[10]	1.19	[8,9]	1.19	[8,9]	.37	[8,9]
Class R-2E:
10/31/2021	16.81	.14	4.95	5.09	(.16)	—	(.16)	21.74	30.39	[9]	—	[10]	1.22	[9]	1.17	[9]	.69	[9]
10/31/2020[5,6]	16.72	.18	.39	.57	(.26)	(.22)	(.48)	16.81	3.44	[7,9]	—	[10]	.85	[8,9]	.64	[8,9]	1.09	[8,9]
Class R-3:
10/31/2021	16.76	.15	4.91	5.06	(.11)	—	(.11)	21.71	30.32		1		1.12		1.09		.72
10/31/2020[5,6]	16.72	.11	.41	.52	(.26)	(.22)	(.48)	16.76	3.14	[7,9]	—	[10]	1.04	[8,9]	1.01	[8,9]	.71	[8,9]
Class R-4:
10/31/2021	16.80	.22	4.91	5.13	(.14)	—	(.14)	21.79	30.69		1		.86		.82		1.06
10/31/2020[5,6]	16.72	.16	.40	.56	(.26)	(.22)	(.48)	16.80	3.39	[7,9]	—	[10]	.89	[8,9]	.69	[8,9]	.98	[8,9]
Class R-5E:
10/31/2021	16.81	.26	4.92	5.18	(.16)	—	(.16)	21.83	30.95		—	[10]	.69		.63		1.23
10/31/2020[5,6]	16.72	.18	.39	.57	(.26)	(.22)	(.48)	16.81	3.45	[7]	—	[10]	.87	[8]	.61	[8]	1.11	[8]
Class R-5:
10/31/2021	16.81	.25	4.94	5.19	(.15)	—	(.15)	21.85	31.03		—	[10]	.61		.55		1.22
10/31/2020[5,6]	16.72	.16	.41	.57	(.26)	(.22)	(.48)	16.81	3.46	[7]	—	[10]	.73	[8]	.63	[8]	.94	[8]
Class R-6:
10/31/2021	16.81	.28	4.92	5.20	(.16)	—	(.16)	21.85	31.14		7,384		.52		.47		1.32
10/31/2020[5,6]	16.72	.03	.55	.58	(.27)	(.22)	(.49)	16.81	3.41	[7]	—	[10]	.71	[8]	.68	[8]	.16	[8]

	Year ended October 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate for all share classes[15]	6%	18%	22%	28%	20%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC waived a portion of investment advisory services fees. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	This share class began investment operations on November 8, 2019.
[7]	Not annualized.
[8]	Annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class M shares were converted to Class F-3 shares on November 8, 2019.
[12]	Reimbursement was less than 0.005%.
[13]	Amount less than $.01.
[14]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[15]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	American Funds Global Insight Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Global Insight Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Global Insight Fund (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the four years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the financial highlights for the year ended October 31, 2017) were audited by other auditors whose report dated December 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 10, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

American Funds Global Insight Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2021, through October 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	American Funds Global Insight Fund

Expense example (continued)

	Beginning account value 5/1/2021	Ending account value 10/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,047.22	$4.59	.89%
Class A – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class C – actual return	1,000.00	1,043.66	8.19	1.59
Class C – assumed 5% return	1,000.00	1,017.19	8.08	1.59
Class T – actual return	1,000.00	1,049.02	3.20	.62
Class T – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-1 – actual return	1,000.00	1,047.70	4.44	.86
Class F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class F-2 – actual return	1,000.00	1,049.02	3.05	.59
Class F-2 – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class F-3 – actual return	1,000.00	1,048.97	2.63	.51
Class F-3 – assumed 5% return	1,000.00	1,022.63	2.60	.51
Class 529-A – actual return	1,000.00	1,047.66	4.03	.78
Class 529-A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 529-C – actual return	1,000.00	1,043.62	8.40	1.63
Class 529-C – assumed 5% return	1,000.00	1,016.99	8.29	1.63
Class 529-E – actual return	1,000.00	1,046.79	5.37	1.04
Class 529-E – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class 529-T – actual return	1,000.00	1,048.54	3.51	.68
Class 529-T – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-F-1 – actual return	1,000.00	1,048.54	3.56	.69
Class 529-F-1 – assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-F-2 – actual return	1,000.00	1,048.66	3.30	.64
Class 529-F-2 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-F-3 – actual return	1,000.00	1,049.18	2.89	.56
Class 529-F-3 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class R-1 – actual return	1,000.00	1,047.66	4.54	.88
Class R-1 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class R-2 – actual return	1,000.00	1,044.41	7.42	1.44
Class R-2 – assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-2E – actual return	1,000.00	1,045.69	6.29	1.22
Class R-2E – assumed 5% return	1,000.00	1,019.06	6.21	1.22
Class R-3 – actual return	1,000.00	1,046.27	5.62	1.09
Class R-3 – assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-4 – actual return	1,000.00	1,047.60	4.44	.86
Class R-4 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-5E – actual return	1,000.00	1,048.52	3.30	.64
Class R-5E – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 – actual return	1,000.00	1,049.48	2.74	.53
Class R-5 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class R-6 – actual return	1,000.00	1,049.98	2.43	.47
Class R-6 – assumed 5% return	1,000.00	1,022.84	2.40	.47

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Global Insight Fund	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2021:

Foreign taxes	$0.01 per share
Foreign source income	$0.15 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$205,000
Corporate dividends received deduction	$10,825,000
U.S. government income that may be exempt from state taxation	$70,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

30	American Funds Global Insight Fund

Board of trustees and other officers

Independent trustees1

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2019	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Vanessa C. L. Chang, 1952 Chair of the Board (Independent and Non-Executive)	2019	Former Director, EL & EL Investments (real estate)	16	Edison International/Southern California Edison; Transocean Ltd.
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; former Director, First Descents	9	Hertz Global Holdings, Inc.
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	16	América Móvil, SAB de CV (telecommunications company); Grupo Lala, SAB de CV (dairy company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	9	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	17	Biogen Inc.; Sempra Energy

Interested trustees[4,5]

Name, year of birth and position with fund	Year first elected a trustee of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John S. Armour, 1957 President and Trustee	2019	President – Capital Group Private Client Services, Inc.[6]	9	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

American Funds Global Insight Fund	31

Officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Gerald Du Manoir, 1966 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President, Capital International Asset Management (Canada), Inc.[6]; Vice President, Capital Guardian (Canada), Inc.[6]
Gregory D. Fuss, 1959 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company[6]; Senior Vice President – Private Client Services Division, Capital Bank and Trust Company[6]
William L. Robbins, 1968 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital Bank and Trust Company; Chair and Director, Capital Group International, Inc.[6]
Steven T. Watson, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital International, Inc.[6]; Director, Capital International, Inc.[6]
Philip Winston, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner – Capital International Investors, Capital International Limited[6]; Senior Vice President, Capital International Limited[6]
Timothy W. McHale, 1978 Vice President	2019	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2019	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2019	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President – Investment Operations, Capital Research and Management Company
Kyle J. Ilsley, 1980 Assistant Treasurer	2020	Assistant Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as an investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	American Funds Global Insight Fund

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Global Insight Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Global Insight Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-3 share results rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-3 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-3 shares were first offered on January 27, 2017. Class F-3 share results prior to the date of first sale are hypothetical based on results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GIF

Registrant:

a) Audit Fees:
Audit	2020	39,000
	2021	43,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	8,000
	2021	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	8,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $31,000 for fiscal year 2020 and $10,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL INSIGHT FUND

By __/s/ John S. Armour________________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ John S. Armour_____________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2021

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2021